                                                                   Exhibit 10.23


                                                              Contract #: T1118F


                        NORTHERN BORDER PIPELINE COMPANY
                        U. S. SHIPPERS SERVICE AGREEMENT


This Agreement (the "Service Agreement") is made and entered into at Omaha, Nebraska as of October 5, 1998 by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and TRANSCANADA GAS SERVICES INC. AS AGENT FOR TRANSCANADA PIPELINES LIMITED, a Canadian corporation, hereinafter referred to as "Shipper."

WHEREAS, Company's investors and lenders rely on Certificates of Public Convenience and Necessity granted by the Federal Energy Regulatory Commission and on the Tariff for the return of and the return on all funds invested in or loaned to the Company; and

WHEREAS, the transportation of natural gas shall be effectuated pursuant to Part 157 or Part 284 of the Federal Energy Regulatory Commission's Regulations; and

WHEREAS, Company recognizes that it will be a condition to the initial effectiveness of this Service Agreement that, notwithstanding any other provision of the Tariff or this Service Agreement, the FERC and all other appropriate federal governmental authorities and/or agencies in the United States shall have issued, under terms and conditions acceptable to Shipper, all final nonappealable authorizations and certificates;

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:

ARTICLE 1 -    BASIC RECEIPTS

Shipper shall on each day beginning with Shipper's Billing Commencement Date, as defined in Section 1 of the General Terms and Conditions of Company's FERC Gas Tariff, be entitled to tender and, following tender, deliver to Company, at each of Shipper's Points of Receipt, a quantity of gas not in excess of the Daily Receipt Quantity for such Point of Receipt for such day, as defined in such
Section 1, and Company shall, on such day, take receipt of the quantity of gas so tendered and delivered by Shipper at such Point of Receipt.

ARTICLE 2 -    EXCESS RECEIPTS

If Shipper shall desire to tender to Company on any day beginning with Shipper's Billing Commencement Date, at any of Shipper's Points of Receipt, a quantity of gas in excess of Shipper's Daily Receipt Quantity for such Point of Receipt for such day, it shall notify Company of such desire. If Company in its sole judgment, determines that it has available the necessary capacity to receive and transport all or any part of such excess quantity and make deliveries in respect thereof, and that the performance of Company's obligations to other Shippers under their Agreements will not be adversely affected thereby, Company

                                                              Contract #: T1118F


                        NORTHERN BORDER PIPELINE COMPANY
                        U. S. SHIPPERS SERVICE AGREEMENT


may elect to receive from Shipper said excess quantity or part thereof, and shall so notify Shipper. Scheduling of Excess Receipts will be in accordance with Section 10 of the General Terms and Conditions.

ARTICLE 3 -    DELIVERIES

Company shall deliver gas to Shipper at the Point(s) of Delivery and under the conditions specified in Exhibit A hereto and in accordance with Section 13 of the General Terms and Conditions.

ARTICLE 4 -    PAYMENTS

Shipper shall make payments to Company in accordance with Rate Schedules T-1 and OT-1 and the other applicable terms and provisions of this Service Agreement.

ARTICLE 5 -    CHANGE IN TARIFF PROVISIONS

Upon notice to Shipper, Company shall have the right to file with the Federal Energy Regulatory Conunission any changes in the terms of any of its Rate Schedules, General Terms and Conditions or Form of Service Agreement as Company may deem necessary, and to make such changes effective at such times as Company desires and is possible under applicable law. Shipper may protest any filed changes before the Federal Energy Regulatory Commission and exercise any other rights it may have with respect thereto.

ARTICLE 6 -    CANCELLATION OF PRIOR AGREEMENTS

When this Service Agreement becomes effective, it shall supersede, cancel and
terminate the following Agreements:      -none-

ARTICLE 7 -    TERM

This Service Agreement shall become effective upon its execution and shall under all circumstances continue in effect in accordance with the Tariff until the expiration date of October 31, 2005. If the primary term of this Service Agreement shall be one year or more, then this Service Agreement shall continue in effect thereafter until extended or terminated in accordance with Section 5 of the Rate Schedule T-1. Shipper shall give Company not less than six (6) months prior written notice of Shipper's intent to terminate this Service Agreement. Service rendered pursuant to this Service Agreement shall be abandoned upon termination of this Service Agreement.

This Service Agreement shall automatically terminate and be of no further force and effect unless Shipper shall furnish a proper security arrangement, in accordance with

                                                              Contract #: T1118F


                        NORTHERN BORDER PIPELINE COMPANY
                        U. S. SHIPPERS SERVICE AGREEMENT


Subsection 9.1 of Rate Schedule T-1, to the Company within thirty (30) days after notice from the Company subsequent to the occurrence of any of the following events:

         The filing by Shipper or its parent of a voluntary petition in bankruptcy or the entry of a decree or order by a court having jurisdiction in the premises adjudging the Shipper as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Shipper or any substantial part of its property, or the ordering of the winding-up or liquidation of its affairs, with said order or decree continuing unstayed and in effect for a period of sixty (60) consecutive days.

         A failure by Shipper to pay in full the amount of any invoice rendered by Company shall continue for ten (10) days from the date payment is due.

Termination of this U.S. Shippers Service Agreement shall not relieve Company and Shipper of the obligation to correct any Receipt or Delivery Imbalances hereunder, or Shipper to pay money due hereunder to Company and shall be in addition to any other remedies that Company may have.

ARTICLE 8 -    APPLICABLE LAW AND SUBMISSION TO JURISDICTION

This Service Agreement and Company's Tariff, and the rights and obligations of Company and Shipper thereunder are subject to all relevant United States lawful statutes, rules, regulations and orders of duly constituted authorities having jurisdiction. Subject to the foregoing, this Service Agreement shall be governed by and interpreted in accordance with the laws of the State of Nebraska. For purposes of legal proceedings, this Service Agreement shall be deemed to have been made in the State of Nebraska and to be performed there, and the Courts of that State shall have jurisdiction over all disputes which may arise under this Service Agreement, provided always that nothing herein contained shall prevent the Company from proceeding at its election against the Shipper in the Courts of any other state, Province or country.

At the Company's request, the Shipper shall irrevocably appoint an agent in Nebraska to receive, for it and on its behalf, service of process in connection with any judicial proceeding in Nebraska relating to this Service Agreement. Such service shall be deemed completed on delivery to such process agent (even if not forwarded to and received by the Shipper). If said agent ceases to act as a process agent within Nebraska on behalf of Shipper, the Shipper shall appoint a substitute process agent within Nebraska and deliver to the Company a copy of the new agent's acceptance of that appointment within 30 days.

                                                              Contract #: T1118F


                        NORTHERN BORDER PIPELINE COMPANY
                        U. S. SHIPPERS SERVICE AGREEMENT


ARTICLE 9 -    SUCCESSORS AND ASSIGNS

Any person which shall succeed by purchase, amalgamation, merger or consolidation to the properties, substantially as an entirety, of Shipper or of Company, as the case may be, and which shall assume all obligations under Shipper's Service Agreement of Shipper or Company, as the case may be, shall be entitled to the rights, and shall be subject to the obligations, of its predecessor under Shipper's Service Agreement. Either party to a Shipper's Service Agreement may pledge or charge the same under the provisions of any mortgage, deed of trust, indenture, security agreement or similar instrument which it has executed, or assign such Service Agreement to any affiliated Person (which for such purpose shall mean any person which controls, is under common control with or is controlled by such party). Nothing contained in this Article 9 shall, however, operate to release predecessor Shipper from its obligation under its Service Agreement unless Company shall, in its sole discretion, consent in writing to such release, which it shall not do unless it concludes that, on the basis of the facts available to it, such release is not likely to have a substantial adverse effect upon other Shippers or other Persons who may become liable to provide funds to Company to enable it to meet any of its obligations. Company shall not release any Shipper from its obligations under its Service Agreement without the written consent of the other Shippers unless:
(a) such release is effected pursuant to an assignment of obligations by such Shipper, and the assumption thereof by the assignee, and the terms of such assignment and assumption render the obligations being assigned and assumed no more conditional and no less absolute than those at the time provided therein; and (b) such release is not likely to have a substantial adverse effect upon Company or the other Shippers. For the purposes hereof, and without limiting the generality of the foregoing, any release of any Shipper from its obligations under its Service Agreement shall be deemed likely to have a substantial adverse effect upon Company or the other Shippers if the assignee of such obligations has a credit standing which is not at least equal to the credit standing of the assignor of such obligations (credit standings in each case as reflected by the ratings on outstanding debt securities by Moody's Investors Service, Standard and Poor's Corporation or another rating service acceptable to all Shippers to the extent available or by other appropriate objective measures). Shipper shall, at Company's request, execute such instruments and take such other action as may be desirable to give effect to any such assignment, of Company's rights under such Shipper's Service Agreement or to give effect to the right of a Person whom the Company has specified pursuant to Section 6 of the General Terms and Conditions of Company's FERC Gas Tariff as the Person to whom payment of amounts invoiced by Company shall be made; provided, however, that: (a) Shipper shall not be required to execute any such instruments or take any such other action the effect of which is to modify the respective rights and obligations of either Shipper or Company under this Agreement; and (b) Shipper shall be under no obligation at any time to determine the

                                                              Contract #: T1118F


                        NORTHERN BORDER PIPELINE COMPANY
                        U. S. SHIPPERS SERVICE AGREEMENT


status or amount of any payments which may be due from Company to any Person whom the Company has specified pursuant to said Section 6 as the Person to whom payment of amounts invoiced by Company shall be made.

ARTICLE 10 -   LOSS OF GOVERNMENTAL AUTHORITY, GAS SUPPLY, TRANSPORTATION OR
               MARKET

Without limiting its other responsibilities and obligations under this Service Agreement, the Shipper acknowledges that it is responsible for obtaining and assumes the risk of loss of the following: (1) gas removal permits, (2) export and import licenses, (3) gas supply, (4) markets and (5) transportation upstream and downstream of the Company's pipeline system. Notwithstanding the loss of one of the items enumerated above, Shipper shall continue to be liable for payment to the Company of the transportation charges as provided for in this Service Agreement.

ARTICLE 11 -   OTHER OPERATING PROVISIONS

(This Article to be utilized when necessary to specify other operating provisions.)

ARTICLE 12 -   EXHIBIT A OF SERVICE AGREEMENT, RATE SCHEDULES AND GENERAL TERMS
               AND CONDITIONS

Company's Rate Schedules and General Terms and Conditions, which are on file with the Federal Energy Regulatory Commission and in effect, and Exhibit A hereto are all applicable to this Service Agreement and are hereby incorporated in, and made a part of, this Service Agreement. In the event that the terms and conditions herein are in conflict with the General Terms and Conditions in Company's FERC Gas Tariff, the terms and conditions of this Service Agreement are controlling.

IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be duly executed as of the day and year first set forth above.


ATTEST:                                 NORTHERN BORDER PIPELINE COMPANY

                                        By: Northern Plains Natural Gas Company,
                                            Operator

                                        By  /s/ Robert A. Hill
                                           -------------------------------------
/s/ Eva Neufeld                         Title: VICE PRESIDENT
------------------------------                 ---------------------------------
Assistant Secretary


ATTEST:                                 TRANSCANADA GAS SERVICES INC. as
                                        Agent for TRANSCANADA PIPELINES
                                        LIMITED
/s/ Nola Ruzycki
------------------------------

                                        By  /s/ Mark Smith
                                           -------------------------------------
                                        Title: Senior Vice President Business
                                               Development, Trading and
                                               Transportation

                                        By /s/ Robert Pirt
                                          --------------------------------------
                                        Title: VICE PRESIDENT TRANSPORTATION

                                                               Contract #: T1118
                                                                    Amendment #2


                        NORTHERN BORDER PIPELINE COMPANY
              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT


This Amendment is made and entered into at Omaha, Nebraska as of April 2, 1999, by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and TRANSCANADA GAS SERVICES INC. AS AGENT FOR TRANSCANADA PIPELINES LIMITED, a(n) Canadian Corporation, hereinafter referred to as "Shipper".

WHEREAS, Shipper and Company agree to amend the U.S. Service Agreement previously entered into between them dated October 5, 1998, as amended (hereafter referred to as "Agreement"); and

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:

AMENDED EXHIBIT A

Exhibit A to the Service Agreement is hereby superseded by the attached Amended Exhibit A reflecting the extension of the term of the Service Agreement from October 31, 2005 to December 21, 2008 for deliveries of gas received at Ventura and delivered at Harper.

CHANGE IN TERM

The first Paragraph of Article 7 of the Agreement shall hereafter be and read as follows:

         This Service Agreement shall become effective upon its execution, and shall under all circumstances, continue in effect in accordance with the Tariff until the expiration date of December 21, 2008. If the primary term of this Service Agreement shall be one year or more, then this Service Agreement shall continue in effect thereafter until extended or terminated accordance with Section 5 of Rate Schedule T-1. Shipper shall give Company not less than six (6) months prior written notice of Shipper's intent to terminate this Service Agreement. Service rendered pursuant to this Service Agreement shall be abandoned upon termination of this Service Agreement.

                                                               Contract #: T1118
                                                                    Amendment #2


                        NORTHERN BORDER PIPELINE COMPANY
              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT


IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be duly executed as of the day and year first set forth above.


ATTEST:                                 NORTHERN BORDER PIPELINE COMPANY

                                        By: Northern Plains Natural Gas Company,
                                            Operator

                                        By  /s/ Robert A. Hill
                                           -------------------------------------
/s/ Eva Neufeld                         Title: VICE PRESIDENT
------------------------------                 ---------------------------------
Assistant Secretary


ATTEST:                                 TRANSCANADA GAS SERVICES INC. as
                                        Agent for TRANSCANADA PIPELINES
                                        LIMITED
/s/ Nola Ruzycki
------------------------------

                                        By  /s/ Mark Smith
                                           -------------------------------------
                                        Title: Senior Vice President Business
                                               Development, Trading and
                                               Transportation

                                        By /s/ Robert Pirt
                                          --------------------------------------
                                        Title: VICE PRESIDENT TRANSPORTATION

                                                               Contract #: T1118
                                                                    Amendment #2


                        NORTHERN BORDER PIPELINE COMPANY
              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT


COMPANY:                             NORTHERN BORDER PIPELINE COMPANY
COMPANY'S ADDRESS:                   1111 South 103rd Street
                                     Omaha, Nebraska  68124-1000
SHIPPER:                             TRANSCANADA GAS SERVICES INC. as Agent for
                                     TRANSCANADA PIPELINES LIMITED
                                     Attn:  Robert Pirt
SHIPPER'S ADDRESS:                   3400, 237 - 4th Avenue S.W.
                                     Calgary, AB Canada T2P 5A4


                                                              Maximum       Minimum        Maximum
                                  Role          Maximum       Receipt      Delivery        Receipt         Minimum
                                 (Notes        Quantity      Pressure      Pressure      Temperature     Temperature
           Points               1 and 3)       (Mcf/Day)      (PSIG)        (PSIG)       ((degree)F)     ((degree)F)
----------------------------- -------------- -------------- ------------ -------------- --------------- --------------
Port of Morgan, MT                 PR               20,000     1435            -             120             32
                                   RD               20,000       -             -              -               -
                                   TP               20,000       -             -              -               -
                                   DD               20,000       -             -              -               -

Saskana, MT                        PR               20,000     1435            -             120             32
 (Secondary-Note 2)                RD               20,000       -             -              -               -
                                   TP               20,000       -             -              -               -
                                   DD               20,000       -             -              -               -

Buford, ND                         PR               20,000     1435            -             120             32
 (Secondary-Note2)                 RD               20,000       -             -              -               -
                                   TP               20,000       -             -              -               -
                                   DD               20,000       -             -              -               -

Watford City, ND                   PR               20,000     1435            -             120             32
 (Secondary-Note 2)                RD               20,000       -             -              -               -
                                   TP               20,000       -             -              -               -
                                   DD               20,000       -             -              -               -

Hebron, ND                         PR               20,000     1435            -             120             32
 (Secondary Note)                  RD               20,000       -             -              -               -
                                   TP               20,000       -             -              -               -
                                   PD               20,000       -            725             -               -
                                   DD               20,000       -             -              -               -


                                                               Contract #: T1118
                                                                    Amendment #2


                        NORTHERN BORDER PIPELINE COMPANY
              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT



                                                              Maximum       Minimum        Maximum
                                  Role          Maximum       Receipt      Delivery        Receipt         Minimum
                                 (Notes        Quantity      Pressure      Pressure      Temperature     Temperature
           Points               1 and 3)       (Mcf/Day)      (PSIG)        (PSIG)       ((degree)F)     ((degree)F)
----------------------------- -------------- -------------- ------------ -------------- --------------- --------------
Glen Ullin, ND                     PR               20,000     1435            -             120             32
 (Secondary-Note 2)                RD               20,000       -             -              -               -
                                   TP               20,000       -             -              -               -
                                   PD               20,000       -            725             -              32
                                   DD               20,000       -             -              -               -

Linton, ND                         RD                  770       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD                  770       -            700             -              32
                                   DD                  770       -             -              -               -

Mina, SD                           RD               16,000       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD               16,000       -            750             -              32
                                   DD               16,000       -             -              -               -

Warner, SD                         RD               20,000       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD               20,000       -           1,000            -              32
                                   DD               20,000       -             -              -               -

Aberdeen, SD                       RD               20,000       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD               20,000       -            800             -              32
                                   DD               20,000       -             -              -               -

Webster, SD                        RD                5,000       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD                5,000       -            700             -              32
                                   DD                5,000       -             -              -               -

Milbank, SD                        RD                8,073       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD                8,073       -            800             -              32
                                   DD                8,073       -             -              -               -

Ivanhoe, MN                        RD                1,791       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD                1,791       -            700             -              32
                                   DD                1,791       -             -              -               -

Tyler, MN                          RD                  700       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD                  700       -           1,100            -              32
                                   DD                  700       -             -              -               -


                                                               Contract #: T1118
                                                                    Amendment #2


                        NORTHERN BORDER PIPELINE COMPANY
              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT



                                                              Maximum       Minimum        Maximum
                                  Role          Maximum       Receipt      Delivery        Receipt         Minimum
                                 (Notes        Quantity      Pressure      Pressure      Temperature     Temperature
           Points               1 and 3)       (Mcf/Day)      (PSIG)        (PSIG)       ((degree)F)     ((degree)F)
----------------------------- -------------- -------------- ------------ -------------- --------------- --------------
Balaton, MN                        RD               20,000       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD               20,000       -            720             -              32
                                   DD               20,000       -             -              -               -

Marshall, MN                       RD               20,000       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD               20,000       -            800             -              32
                                   DD               20,000       -             -              -               -

Westbrook, MN                      RD                2,500       -             -              -               -
 (Seconary-Note 2)                 TP               20,000       -             -              -               -
                                   PD                2,500       -            800             -              32
                                   DD                2,500       -             -              -               -

Windom, MN                         RD               10,000       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD               10,000       -            800             -              32
                                   DD               10,000       -             -              -               -

Welcome, MN                        RD               20,000       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD               20,000       -            796             -              32
                                   DD               20,000       -             -              -               -

Ledyard, IA                        RD                4,000       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD                4,000       -            800             -              32
                                   DD                4,000       -             -              -               -

Ventura, IA                        RD               20,000       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD               20,000       -            820             -              32
                                   DD               20,000       -             -              -               -

Ventura, IA                        RD               20,000       -             -              -               -
(Note 4)                           TP               20,000       -             -              -               -
                                   PD               20,000       -            820             -              32
                                   DD               20,000       -             -              -               -

Grundy Center, IA                  RD               20,000       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD               20,000       -            800             -              32
                                   DD               20,000       -             -              -               -


                                                               Contract #: T1118
                                                                    Amendment #2


                        NORTHERN BORDER PIPELINE COMPANY
              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT



                                                              Maximum       Minimum        Maximum
                                  Role          Maximum       Receipt      Delivery        Receipt         Minimum
                                 (Notes        Quantity      Pressure      Pressure      Temperature     Temperature
           Points               1 and 3)       (Mcf/Day)      (PSIG)        (PSIG)       ((degree)F)     ((degree)F)
----------------------------- -------------- -------------- ------------ -------------- --------------- --------------
Beaman, IA                         RD                5,100       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD                5,100       -            839             -              32
                                   DD                5,100       -             -              -               -

Tama, IA                           RD                  880       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD                  880       -            816             -              32
                                   DD                  880       -             -              -               -

Amana, IA                          RD               16,350       -             -              -               -
 (Secondary-Note 2)                TP               20,000       -             -              -               -
                                   PD               16,350       -            783             -               -
                                   DD               16,350       -             -              -               -

Harper, IA                         RD               20,000       -             -              -               -
                                   TP               20,000       -             -              -               -
                                   PD               20,000       -            712             -              32
                                   DD               20,000       -             -              -               -


Total Maximum
Receipt Quantity    20,000 Mcf     Monchy to Harper through 10/31/2005
                    20,400 Mcf     Ventura to Harper - 11/01/2005 through 12/21/2008


                                                ------------------


NOTE 1: The point role will be either PR for physical receipts, RD for receipt by displacement, TP for transfer points, PD for physical deliveries, and DD for delivery by displacement.

NOTE 2: Should nominations at secondary receipt and delivery points be received which exceed available capacity, volumes will be scheduled in accordance with Northern Border's nomination and scheduling procedures.

NOTE 3: For receipt or delivery of gas by displacement, Company cannot and does not have an obligation to physically deliver or receive gas at these points. Volumes will be delivered or received at these point(s) only to the extent that corresponding equal or greater volumes are received or delivered by other parties at these points on the same day. These corresponding volumes will be used to displace volumes nominated for delivery or receipt by Shipper.

NOTE 4: This point becomes effective 11/01/2005 and shall continue through 12/21/2008.

                                                               Contract #: T1118
                                                                    Amendment #2


                        NORTHERN BORDER PIPELINE COMPANY
              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT


This Exhibit A is made and entered into as of April 2, 1999. On the effective date, it shall supersede the Exhibit A dated as of December 21, 1998.

The effective date of this Exhibit A is April 2, 1999.


ATTEST:                                 NORTHERN BORDER PIPELINE COMPANY

                                        By: Northern Plains Natural Gas Company,
                                            Operator

                                        By  /s/ Robert A. Hill
                                           -------------------------------------
/s/ Eva Neufeld                         Title: VICE PRESIDENT
------------------------------                 ---------------------------------
Assistant Secretary


ATTEST:                                 TRANSCANADA GAS SERVICES INC. as
                                        Agent for TRANSCANADA PIPELINES
                                        LIMITED
/s/ Nola Ruzycki
------------------------------

                                        By  /s/ Mark Smith
                                           -------------------------------------
                                        Title: Senior Vice President Business
                                               Development, Trading and
                                               Transportation

                                        By /s/ Robert Pirt
                                          --------------------------------------
                                        Title: VICE PRESIDENT TRANSPORTATION